Exhibit 10.26
Execution Version

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

COMMON STOCK PURCHASE WARRANT
GLOBALSTAR, INC.
Warrant Shares: 10,000,000 Original Issue Date: December 7, 2023

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, Thermo Funding II, LLC (the “Initial Holder”), or its permitted successors and assigns (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, including any vesting conditions, at any time on or after the Original Issue Date and on or prior to the close of business on December 7, 2028 (the “Termination Date”) but not thereafter, to subscribe for and purchase from GLOBALSTAR, INC., a Delaware corporation (the “Company”), up to 10,000,000 shares of Common Stock (subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one Warrant Share under this Warrant shall be equal to the Exercise Price.

This Warrant is issued pursuant to, and in consideration of the Initial Holder’s obligations under, the Guaranty, dated as of the Original Issue Date, made by the Initial Holder in favor of the Company and such other parties from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”).

Section 1. Definitions.

a.Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Guaranty.

b.Except as otherwise defined herein or in the Guaranty, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 2 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms of this Warrant. “Board” means the board of directors of the Company.

“Certificate of Incorporation” means the Third Amended and Restated Certificate of the Incorporation of the Company, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Change of Control” means the occurrence of any of the following (i) the consolidation or merger of the Company with or into another Person that is not the Initial Holder or any of its affiliates, (ii) the sale of all or substantially all of the Company’s assets to another Person that is not the Initial Holder or any of its affiliates or (iii) the acquisition by a Person other than the Initial Holder or any of its affiliates of more than 50% of the then outstanding Common Stock.

“Common Stock” means shares of the Company’s Common Stock, par value $0.0001.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exercisable or exchangeable for Common Stock.

“Daily VWAP” means for any Trading Day, the per share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “GSAT <EQUITY>

VAP” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or, if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm selected by the Company).

“Original Issue Date” means December 7, 2023.

“Trading Day” means any day on which trading in the Common Stock generally occurs on the NYSE American (or such other principal national or regional stock exchange on which the Common Stock may be listed at such time). The Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.

“Vesting Termination Date” shall mean the earlier of (i) December 7, 2028 and (ii) the date on which the Company shall undergo a Change of Control.

“Vesting Trigger Date” means the date on which the Initial Holder has advanced aggregate funds of Twenty Five Million Dollars ($25,000,000.00) or more to the Company or a permitted third party pursuant to the terms of the Guaranty.

Section 2. Exercise; Vesting.

a.Exercise; Vesting. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, (i) at any time or times on or after the Original Issue Date, with respect to the first Five Million (5,000,000) of the Warrant Shares and (ii) if the Vesting Termination Date has not occured at any time on or after the Vesting Trigger Date, with respect to any Warrant Shares in excess of the initial Five Million (5,000,000) Warrant Shares, and, in each case, prior to the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile (or other electronic method) copy of the Notice of Exercise Form attached hereto as Exhibit A. Within two (2) Business Days following the date of exercise as aforesaid, the Holder shall deliver the Aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank. Notwithstanding anything herein to the contrary (although the Holder may surrender this Warrant to, and receive a replacement Warrant from, the Company), the Holder shall not be required to physically surrender this Warrant to the Company. After the Holder has purchased all of the Warrant Shares available hereunder and this Warrant has been exercised in full, this Warrant will be deemed cancelled. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of delivery of such notice. The Holder by acceptance of this Warrant, acknowledges and agrees that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b.Exercise Price. The initial exercise price per share of the Common Stock under this Warrant (the “Exercise Price”) shall be the greater of (i) $2.00 and (ii) the average of the five] (5) trailing Daily VWAPs ending on the Trading Day immediately preceding immediately preceding the first date on which the Guaranty has been approved by Company’s stockholders in the manner required by the Certificate of Incorporation, subject to adjustment as provided herein.

c.Mechanics of Exercise.

i.Delivery of Warrant Shares Upon Exercise. Warrant Shares purchased hereunder shall be transmitted to the Holder by the Holder’s transfer agent by crediting the account of the Holder’s broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system, there is an effective registration statement registering the resale of the Warrant Shares by the Holder, or otherwise by notation of electronic book entry (including any notation of restrictive legend) in the records of the Company’s transfer agent as specified by the Holder in the Notice of Exercise by the date that is two (2) Business Days after the latest of: (y) the delivery to the Company of the Notice of Exercise; and (z) payment of the Aggregate Exercise Price as set forth above (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date this Warrant has been exercised, with payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(c)(iv) prior to the issuance of such shares, having been paid.

ii.Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant.

iii.Rescission Rights. If the Company fails to issue and deliver the Warrant Shares to the Holder by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares including any charges of any clearing firm, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

v.Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

d.Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed.

Section 3. Certain Adjustments. The number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 3 (in each case, after taking into consideration any prior adjustments pursuant to this Section 3).

a.Adjustment to Exercise Price and Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this Section 3(a) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

b.Adjustment to Exercise Price and Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 3(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each vested Warrant, and if the Vesting Termination Date has not occurred, each unvested warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 3 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant (including, in the case of any consolidation, merger, sale or similar transaction in which the successor or purchasing Person is other than the Company, an immediate adjustment in the Exercise Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale or similar transaction, and a corresponding immediate adjustment to the number of Warrant Shares acquirable upon exercise of this Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale or similar transaction). The provisions of this Section 3(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant.

a.Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

b.Notice to Holder.

i.Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly email to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment. The Holder may supply an email address to the Company and change such address.

ii.Notice to Allow Exercise by Holder. If: (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any Change in Control, any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities; or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall deliver to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating: (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined; or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to email such notice or any defect therein or in the emailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer; Representations of Holder.

a.Transferability. Subject to compliance with any applicable securities laws, this Warrant is transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form of the Assignment Form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer; provided, however, the Initial Holder may not transfer any purchase rights subject to vesting under clause 2(a)(ii) until on or after the Guaranty Advance Date. As a condition to the effectiveness of any transfer or assignment, any subsequent Holder shall be required to make all representations and warranties and agree to all limitations on transfer set forth under this Warrant and the Guaranty to the Company in a writing acceptable to the Company. Further, the Company may require any Holder and proposed transferee or assignee to provide documentation sufficient to confirm such proposed transfer complies with such restrictions, including, without limitation, an opinion from counsel as to the lawfulness of such transfer or assignment, as a condition to the effectiveness of such transfer or assignment. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. This Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b.New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for this Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c.Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d.Representations by the Holder. As of the Original Issuance and on any day Warrant Shares are delivered, the Holder hereby represents and warrants to, the Company as follows:

i.the Holder is acquiring this Warrant and any Warrant Shares issuable upon exercise of this Warrant, for its own account and not with a view to or for distributing or reselling this Warrant or the Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act. Further, the Holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act

ii.the Holder understands that this Warrant and any Warrant Shares issuable upon the exercise of this Warrant have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Holder and of the other representations made by the Holder hereunder. The Holder understands that the Company is relying upon the representations and agreements contained in this Guaranty (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

iii.the Holder understands that this Warrant and any Warrant Shares issuable upon the exercise of this Warrant are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that the Holder may dispose of this Warrant and any Warrant Shares issuable upon the exercise of this Warrant only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act. The Holder further acknowledges and agrees: (i) that it will not sell, assign, pledge, give, transfer, or otherwise dispose of this Warrant, any Warrant Shares issuable upon the exercise of this Warrant or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable state securities laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of state securities laws; (ii) that any certificates representing such securities will bear a legend making reference to the foregoing restrictions; and (iii) that the Company and its affiliates shall not be required to give effect to any purported transfer of such securities, except upon compliance with the foregoing restrictions.

Section 5. Non-circumvention. The Company hereby covenants and agrees that the Company will not by any action, including, without limitation, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company: (i) shall not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value; (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant; and (iii) shall use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Section 6. Miscellaneous.

a.No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof other than as explicitly set forth in Section 3.

b.Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c.Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then,

such action may be taken or such right may be exercised on the next succeeding Business Day.

d.Authorized Shares and Listing. The Company covenants that, during the period this Warrant is outstanding, it will reserve from its authorized and unissued Common Stock, free of preemptive rights, a sufficient number of shares to satisfy the exercise of any then exercisable Warrant Shares issuable hereunder. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates or make other necessary instructions for the issuance of the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take such commercially reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any trading market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall use commercially reasonable efforts to obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

The Company shall promptly secure the listing of the Warrant Shares issuable upon exercise of this Warrant on the market or exchange on which the Common Shares are traded or listed, if any, and shall maintain, so long as any other Common Shares shall be so traded or listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant.

e.Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

f.Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby shall be instituted in the federal courts of the United States of America or the courts of the State of New York, in each case located in the city of New York City, borough of Manhattan, and County of New York, exclusively.

g.Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, may have restrictions upon resale imposed by state and federal securities laws.

h.Non-waiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Second Lien Financing Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

i.Notices. All notices, requests, demands and other communications under or relating to this Guaranty must be in writing, are deemed to make a party “aware” for all purposes herein, and will be deemed given (a) when delivered personally, by hand (with written confirmation of receipt), (b) when sent by facsimile or email (with written confirmation of transmission), (c) one Business Day following the day sent by reputable, internationally recognized overnight courier (with written confirmation of receipt), or (d) upon receipt of confirmation of delivery when sent by registered or certified mail (return receipt requested), postage prepaid, in each case to the parties at the following addresses or facsimile numbers (or at such other address for a party as such party specifies by like notice given to the other parties hereto pursuant to this provision):

If to the Initial Holder Thermo Funding II, LLC 1735 [1]9th Street, #200 Denver, CO 80202 Attention: James Monroe III and Timothy Taylor Email: jay@thermoco.com and tim@thermoco.com	If to the Company Globalstar, Inc 1351 Holiday Square Blvd Covington, LA Attention: Rebecca Clary Email: rebecca.clary@globalstar.com

j.Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k.Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate or that there is no irreparable harm and not to require the posting of a bond or other security.

l.Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

m.Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

n.Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

GLOBALSTAR, INC.

By: /s/
Name: Rebecca Clary
Title: VP and Chief Financial Officer

THERMO FUNDING II, LLC

By:
Name: James Monroe III
Title: Manager

[SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

GLOBALSTAR, INC.

By:
Name:
Title:

THERMO FUNDING II, LLC

By: /s/
Name: James Monroe III
Title: Manager

[SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT]

EXHIBIT A
NOTICE OF EXERCISE
TO: GLOBALSTAR, INC.

1.The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

2.Payment shall take the form of lawful money of the United States.

3.Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by notation of electronic book entry in the records of the Company’s transfer agent to:

_____________________________
_____________________________
_____________________________

[SIGNATURE OF HOLDER]

Name of Investing Individual:

Signature:

Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

_________________________

FOR VALUE RECEIVED, [all][ ] of the rights to purchase Warrant Shares under the foregoing Warrant and all other rights evidenced thereby are hereby assigned to whose address is

_________________________________________________________

_________________________________________________________

Dated: ,

In connection with any transfer or exchange of any of the Warrant, the undersigned confirms that such Warrant (or portion thereof) is being transferred:

CHECK ONE BOX BELOW:

☐ (1) to the Company;
☐ (2) pursuant to an effective registration statement under the Securities Act of 1933;
☐ (3) to a person who the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that is purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in compliance with Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933;
☐ (4) outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933;
☐(5) to an affiliate of the Holder for no consideration; or
☐ (6) pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Company will refuse to register any of the foregoing Warrant in the name of any person other than the Holder, and the Company may require, prior to registering any such transfer of the Warrant, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144.

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.